SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”) dated as of March __, 2008, by and among QMED, INC., a Delaware corporation (the “Borrower”) having a mailing address at 25 Christopher Way, Eatontown, New Jersey 07724, John Gargana, an individual having a mailing address at 1430 Bristol Park Place, Heathrow, FL 32746.(“Gargana”), Barry Levine, an individual having a mailing address at 19993 Boca West Drive, Boca Raton, FL 33434 (“Levine”), Michael W. Cox, an individual having a mailing address at 3150 North Course Lane, Apt 308, Pompano Beach, Fl 33069 (“Cox”; Gargana, Levine and Cox hereinafter collectively referred to herein as “Secured Parties”), and Michael W. Cox, as collateral agent hereunder (“Collateral Agent”).

WHEREAS, simultaneously with the execution of this Agreement, the Borrower has entered into several Secured Promissory Notes in favor of the Secured Parties in the aggregate original principal amount of $750,000 (the “Notes”), in connection with the transactions, and subject to the provisions of, that certain Securities Purchase Agreement of even date herewith (the “Purchase Agreement”) among the Borrower and the Secured Parties.

WHEREAS, the Borrower and Cox have entered into that certain Employment Agreement dated as of December 1, 2002, as amended by that certain Amendment to Employment Agreement dated as of August 23, 2006 (collectively, the “Employment Agreement”), pursuant to which the Borrower agreed to pay Cox severance pay (“Severance Pay”) in accordance with Section 8.1(a)(iii) of the Employment Agreement, and as to which $620,000 of severance obligations are outstanding as of the date hereof, of which the Borrower is past due in payment of $310,000 (collectively, the “Severance Obligations”).

WHEREAS, simultaneously with the execution of this Agreement, the Borrower and Cox have entered into an additional amendment to the Employment Agreement, providing for forbearance by Cox (the “Forbearance Agreement”) relating to the payment of the Severance Obligations.

WHEREAS, subject to the terms of this Agreement and the other agreements being signed herewith, Cox, in consideration of the premises, and for other good and valuable consideration, has agreed to alter his rights to payment of the Severance Obligations as set forth herein, and to subordinate his right to payment of the Severance Obligations, to the satisfaction in full of the Notes.

WHEREAS, the Secured Parties desire to appoint Cox as Collateral Agent hereunder, subject to the terms and conditions hereof.

WHEREAS, to induce the Secured Parties to make the Loans to the Borrower and for Michael W. Cox to enter into the Forbearance Agreement, the Borrower has agreed to grant to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and lien on the Collateral (as hereinafter defined) to secure its obligations to the Secured Parties.

678898v2	008001.0146

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NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Certain Definitions. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Notes, and to the extent not inconsistent with the Notes, the Purchase Agreement. The following terms, as used herein, have the following respective meanings:

“Collateral” shall mean all of the following properties, assets and rights of Borrower, wherever located, whether now owned or hereafter acquired or arising and all proceeds and products thereof: all personal property and fixtures of Borrower of every kind and nature, including, without limitation all goods (including, without limitation, all inventory, equipment and any accessions and additions thereto), instruments (including, without limitation, all promissory notes), documents, accounts (including, without limitation, all health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, supporting obligations, any other contract rights or rights to the payment of money, all Intellectual Property, all general intangibles (including, without limitation, all payment intangibles), all insurance claims, and all proceeds of the foregoing; provided, however, that the Collateral shall not include any securities or other investment property or the Excluded Contracts. Terms used herein which are defined in the Uniform Commercial Code in effect in the State of Delaware are used herein with the meanings provided therein. For the avoidance of doubt, the Collateral shall not include any assets of any subsidiary of the Borrower (including, without limitation, QMEDCARE of New Jersey, Inc.) and the assets of any subsidiary of the Borrower shall not be subject to the terms of this Agreement.

“Excluded Contracts” shall mean the contracts set forth on Exhibit A.

“Intellectual Property” shall mean all intellectual and similar property of the Borrower of every kind and nature now owned or hereafter acquired by the Borrower, including inventions, designs, patents, patent applications, copyrights, copyright registrations, applications to register copyrights, licenses, trademarks (including service marks), trademark or service mark applications, trade names, trade secrets, confidential or proprietary technical and business information, know-how, show-how, or other data or information, software and databases, domain names, URL’s, websites, content on websites, computer code, including HTML code and source codes, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Lien” means any mortgage, deed of trust, pledge, assignment, deposit arrangement, encumbrance, lien, or security interest (statutory or otherwise) or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement).

“Obligations” means (a) all indebtedness, liabilities and obligations of the Borrower to the Secured Parties under the Notes, now existing or hereafter arising, and (b) all

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obligations of the Borrower to Cox for the Severance Obligations pursuant to the Employment Agreement and Forbearance Agreement.

2.         Grant of Security Interest. To secure the due payment and performance of all the Obligations, subject to the terms and conditions of this Agreement and applicable law, the Borrower hereby grants to the Collateral Agent and pledges, hypothecates, transfers and sets over to the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected lien on and security interest in and to the Collateral.

3.         Other Actions. To further the attachment, perfection, and first priority of, and, in all instances subject to Section 5 hereof, the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, and without limiting the Borrower’s other obligations contained in this Agreement, the Borrower agrees, in each case at the Borrower’s expense, to take the following actions with respect to the following Collateral:

(a)       Promissory Notes and Tangible Chattel Paper. With respect to promissory notes or tangible chattel paper that the Borrower shall at any time hold or acquire, the Borrower shall, at the Collateral Agent’s request and option, pursuant to an agreement in reasonable form and substance reasonably satisfactory to the Collateral Agent, forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank and irrevocable instructions to deposit the proceeds of such notes or paper into a depository account as described in Section 3(b) hereof, or otherwise to be disposed of upon an Event of Default in the same manner as the proceeds of such depository accounts.

(b)       Deposit Accounts. For each deposit account that the Borrower at any time opens or maintains, the Borrower shall, at the Collateral Agent’s request and option, pursuant to an agreement in reasonable form and substance reasonably satisfactory to the Collateral Agent, either: (i) cause the depositary bank to comply at any time following the occurrence of an Event of Default, with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Borrower, or (ii) following the occurrence of an Event of Default, arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the Borrower being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to: (i) any deposit account for which the Borrower, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among the Borrower, the depositary bank and the Collateral Agent for the specific purpose set forth therein, and (ii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's salaried employees.

(c)       Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, the Borrower shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent, and that such bailee agrees to

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comply, without further consent of the Borrower, with instructions from the Collateral Agent as to such Collateral following the occurrence of an Event of Default.

(d)       Electronic Chattel Paper and Transferable Records. If the Borrower at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in §201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Borrower shall promptly notify the Collateral Agent thereof and, at the reasonable request and option of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request following the occurrence of an Event of Default to vest in the Collateral Agent control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under §201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §516 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

(e)       Letter-of-Credit Rights. If the Borrower is at any time a beneficiary under a letter of credit, the Borrower shall promptly notify the Collateral Agent thereof and, at the reasonable request and option of the Collateral Agent, the Borrower shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either: (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent following the occurrence of an Event of Default to an assignment to the Collateral Agent of the proceeds of the letter of credit, or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit following the occurrence of an Event of Default, with the Collateral Agent agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in this Agreement.

(f)        Commercial Tort Claim. If the Borrower shall at any time determine that it holds or has acquired a commercial tort claim, the Borrower shall promptly notify the Collateral Agent in a writing signed by the Borrower of the particulars thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent. The Borrower shall be under no duty to evaluate whether it has such a claim.

(g)       Other Actions as to Any and All Collateral. The Borrower further agrees, at the reasonable request and option of the Collateral Agent, to take any and all other reasonable actions the Collateral Agent may determine to be necessary or useful for the attachment, perfection, and first priority of, and the ability of the Collateral Agent to enforce for the benefit of the Secured Parties, the Collateral Agent’s security interest in any and all of the Collateral, including, without limitation: (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Borrower's signature thereon is required therefor, (ii) causing the Collateral Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection, or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation, or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection, or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in such Collateral, and (iv) taking all actions under any

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earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Collateral Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

(h)       Collateral Agent’s Payment Of Claims Asserted Against The Collateral. The Collateral Agent may, but shall have no obligation to, pay, acquire, discharge, and/or accept an assignment of any security interest, lien, claim or encumbrance asserted by any person against the Collateral, provided, however, that the Collateral Agent shall first give the Borrower written notice of the Collateral Agent’s intent to do the same, and if the Borrower does not, within 20 days after such notice, pay such claim and/or obtain to the Collateral Agent’s reasonable satisfaction the release of the security interests, liens, claims, or encumbrances to which such notice relates. All sums paid by the Collateral Agent in respect thereof and all costs, fees and expenses, including reasonable attorneys’ fees, court costs, expenses, and other charges relating thereto, which are incurred by the Collateral Agent on account thereof, shall be payable, on demand, by the Borrower to the Collateral Agent and shall be additional Obligations hereunder secured by the Collateral.

4.         Representations, Warranties, Covenants and Agreements. The Borrower represents, warrants, covenants, and agrees as follows:

(a)       The Borrower is a corporation, duly organized and existing under the laws of the State of Delaware and is duly authorized to do business and in good standing wherever the ownership of its property or the conduct of its business requires such authorization.

(b)       The Borrower’s chief executive office and principal place of business is at the address set forth in the introductory paragraph of this Agreement, which is also the only place where the Collateral is kept.

(c)       The Borrower will not change its name, identity, or corporate structure in any manner that might make a financing statement seriously misleading.

(d)       The Borrower has good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests, and encumbrances, except those of the Collateral Agent, for the benefit of the Secured Parties and those permitted under this Agreement and the Purchase Agreement. The Borrower will not create, assume, or permit to exist any Lien on the Collateral that is senior to the Lien of the Collateral Agent (except in favor of the Collateral Agent, for the benefit of the Secured Parties).

(e)       The Borrower authorizes the Collateral Agent to file a financing statement or statements to perfect the security interests being granted hereunder. The Borrower will, if requested by Secured Party, at Borrower’s expense, file any financing statement and execute and deliver any document necessary to be filed in any location (including the United States Patent and Trademark Office or Copyright Office) to perfect the security interests granted hereunder and to execute any necessary stock powers.

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(f)        The security interest granted by the Borrower to the Collateral Agent for the benefit of the Secured Parties in the Collateral, upon filing of a financing statement, constitutes a valid first perfected lien on and security interest in the Collateral as to which the filing of a financing statement is required to so perfect subject only to those liens and security interests in the Borrower’s assets permitted under this Agreement.

(g)       The Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and any other agreement or instrument referred to herein to which it is a party, and this Agreement and all such other agreements and instruments to which it is a party are valid and binding upon and enforceable against the Borrower’s in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and general equitable principles. The Borrower has taken all action required to authorize the execution, delivery and performance of this Agreement and all other agreements or documents to which it is a party required hereunder and the transactions contemplated hereby.

(h)       Except as set forth on Schedule A hereto, the execution, delivery and/or performance by the Borrower of this Agreement and any other agreement or instrument referred to herein to which it is a party, shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of, or result in the breach of or accelerate or permit the acceleration of the performance required by the terms of any applicable law, rule or regulation of any governmental body, or any provision contained in the Borrower’s certificate of incorporation, by-laws or other organizational document or contained in any agreement, instrument or document to which the Borrower is now a party or by which it or its assets are bound, or result in the creation of any claim, lien, charge or encumbrance upon any of the property or assets of the Borrower (except those granted to the Secured Parties pursuant hereto).

(i)        The Borrower shall use all reasonable commercial efforts to protect, preserve, and maintain, in each case in a manner consistent with good business practice, all its right, title, and interest in, to and under the Collateral.

(j)        The Borrower will promptly give written notice to the Collateral Agent of the occurrence of any material casualty to all or any material portion of the Collateral.

(k)       The Borrower is not in violation of any applicable law, statute, regulation or ordinance of any governmental entity or authority, including, without limitation, the United States of America, any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, which could in any respect materially and adversely affect the Collateral.

(l)        The Borrower shall permit representatives of the Secured Parties or Collateral Agent, upon reasonable notice during regular business hours, to visit and inspect the Collateral and the Borrower’s books and records relating to the Collateral and to make copies thereof, all at such times and as often as the Secured Parties or the Collateral Agent may reasonably request.

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(m)      The Borrower shall not create, incur or permit to exist any secured indebtedness, other than purchase money security interests granted after the date hereof, liens to which the Collateral Agent shall have given its prior written consent and liens in favor of the Collateral Agent. The Borrower shall not at any time directly or indirectly assume, guarantee, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligations or liability of any other person or entity other than a subsidiary of the Borrower and except as otherwise permitted under this Agreement.

(n)       The Collateral is and shall remain personal property at all times regardless of how attached or installed at or to the address set forth in the introductory paragraph of this Agreement.

(o)       The Borrower will duly pay and discharge when due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed, which are, or which if unpaid might become, a lien or charge upon the Collateral, or the properties, assets, franchises, earnings or business of the Borrower; provided, however, that nothing contained in this paragraph shall require the Borrower to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as the Borrower in good faith shall contest the validity thereof by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with such accounting practices and otherwise satisfactory to the Collateral Agent.

(p)       The Borrower shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, the Collateral or any of its other tangible or intangible properties or assets, other than in the ordinary course of the Borrower’s business or an Asset Sale Transaction (as such term is defined in the Purchase Agreement).

5.         Certain Rights and Remedies. (a)  If any Event of Default shall occur and be continuing for a period in excess of 20 days after the Collateral Agent shall have notified the Borrower of such Event of Default and provided the Borrower such time to cure any such Event of Default, the Collateral Agent, for the benefit of the Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Delaware from time to time or other applicable law, all of which rights and remedies shall be cumulative, and nonexclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement (all of which are subject to the initial clause of this Section 5); except that, notwithstanding the foregoing and any other provision of this or any other agreement involving the parties, or if applicable, the Collateral Agent shall give to the Borrower, at least 20 days’ prior written notice prior to any sale, lease, or other disposition of Collateral, and shall cause the sale or other disposition of the Collateral to occur in a commercially reasonable manner which gives Borrower, as well as potential purchasers, access to the sale.

(b)       At the Collateral Agent’s request during the continuance of any default, the Borrower shall assemble the Collateral and make it available to the Collateral Agent at such place or places as the Collateral Agent may designate which are reasonably convenient to the Borrower and the Collateral Agent.

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(c)       The Collateral Agent shall apply the net proceeds of any sale, lease, or other disposition of any or all of the Collateral: (i) first, to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing, and the like (including reasonable attorneys’ fees and disbursements incurred by the Collateral Agent), (ii) second, to the accrued but unpaid interest on the Notes, (iii) third, to the unpaid principal balance of the Notes, and (iv) fourth, to the payment of Severance Obligations, up to an aggregate of $620,000. In any event, the Borrower shall remain liable for any deficiencies on the Obligations which are owed. All payments relating to (ii) and (iii) hereof shall be paid pro rata to the Secured Parties based on the percentage of the aggregate principal balances of the Notes represented by the Notes held by such Secured Party.

6.         Cox Subordination. Notwithstanding anything to the contrary in the Employment Agreement, the Forbearance Agreement, or this Agreement, all Borrower’s obligations to Cox relating to Severance Obligations under the Employment Agreement or the Forbearance Agreement, including the security interests granted pursuant to this Agreement to secure such obligations, shall be subordinate (the “Subordinated Obligations”) to the rights of any holder of the Notes for the full payment and satisfaction of all obligations contained therein and in this Agreement relating thereto. Upon the occurrence of an Event of Default, no payment may be made with respect to any such Subordinated Obligations unless and until such Event of Default has been cured or the Obligations to the holders of the Notes have been indefeasibly paid and satisfied in full.

7.         No Duty Imposed on Collateral Agent. The Collateral Agent shall have no duty to take any steps to preserve rights against prior parties in the case of any instrument or chattel paper in its possession or otherwise.

8.         Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served if delivered by overnight courier, such as Federal Express, with proper postage prepaid, or by hand and addressed to the party to be notified at the address of such party set forth in this Agreement or to such other address as each party may designate for itself by like notice. Such notice shall be deemed received, if sent by overnight courier, the next day, and if sent by hand, upon delivery.

9.	Collateral Agent.

(a)       Appointment and Authority of Collateral Agent. Cox is hereby appointed by the Secured Parties as Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent is authorized to exercise all of the rights, remedies, and powers set forth in this Agreement to be exercised by the Collateral Agent, for the benefit of all Secured Parties, with respect to the Collateral. The Collateral Agent shall have the sole and exclusive right to take all such actions, and, in furtherance thereof, no Secured Party shall have the right to individually exercise or enforce any rights, remedies, or powers granted to the Collateral Agent in this Agreement.

(b)       The Collateral Agent hereby accepts the agency created by this Agreement upon the terms and conditions hereof. Further, the Collateral Agent hereby declares that he will

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hold the Collateral upon the agency herein set forth and for the benefit of all Secured Parties. The Collateral Agent shall not be entitled to any compensation for serving as such.

(c)       No delay or omission of the Collateral Agent to exercise any right, remedy, or power accruing upon the occurrence and continuance of an Event of Default shall impair any such right, remedy, or power or shall be construed to be a waiver of such Event of Default or any acquiescence therein; and every right, power, and remedy given to the Collateral Agent by this Agreement may be exercised from time to time and as often as may be deemed appropriate by the Collateral Agent.

(d)       The Borrower expressly agrees that all rights of action and rights to assert claims upon or under this Agreement may be enforced by the Collateral Agent and any such suit or proceeding instituted by the Collateral Agent relative thereto shall be brought in his name as Collateral Agent, and any recovery or judgment shall be held as part of the Collateral for the benefit of the Secured Parties.

(e)       Right to Initiate Judicial Proceedings, Etc. If an Event of Default shall have occurred and be continuing, then (a) the Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as he may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement and (b) the Collateral Agent may proceed by suit or suits at law or in equity to enforce such rights vested in the Collateral Agent and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

(f)        Limitation of Rights, Powers, and Authority. Notwithstanding anything to the contrary in this Agreement, (i) the Collateral Agent shall have no rights, power, or authority with respect to the Collateral greater than the rights, powers, and authority conferred upon it under this Agreement and (ii) the Collateral Agent has only those rights, powers, and authority conferred upon the Collateral Agent under the terms of this Agreement. The Collateral Agent shall not be personally liable for any action taken or omitted to be taken by the Collateral Agent in accordance with this Agreement, except for his own gross negligence and/or willful misconduct.

(g)       Limitation on Collateral Agent’s Duties in Respect of Collateral. Beyond the duties set forth in this Agreement, the Collateral Agent shall not have any duty to the Borrower or the Secured Creditors as to any Collateral in the Collateral Agent’s possession or control or in the possession or control of any of its agents or nominees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Collateral Agent shall be liable for the Collateral Agent’s failure to exercise reasonable care in the handling of the moneys actually received by the Collateral Agent.

(h)       Limitation by Law. All rights, remedies, and powers provided to the Collateral Agent by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid,

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unenforceable in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

(i)        Collateral Agent Appointed Attorney-in-Fact. Each Secured Party has agreed to be bound and governed by the terms and conditions of this Agreement by its execution hereof, and hereby constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Secured Party, or his own name and in the place and stead of such Secured Party, to take, subject to the other provisions of this Agreement, any action and to execute any instrument such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse, and collect all instruments made payable to any Secured Party, representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The foregoing appointment shall be irrevocable for so long as this Agreement remains in effect.

10.       Waiver by the Collateral Agent. The Collateral Agent’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Collateral Agent thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Collateral Agent of any Event of Default by the Borrower under this Agreement shall not suspend, waive or affect any other Event of Default by the Borrower under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Agreement and no Event of Default by the Borrower under this Agreement shall be deemed to have been suspended or waived by the Collateral Agent, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and signed by an officer or other authorized person of the Collateral Agent and directed to the Borrower.

11.       Payments. All payments under this Agreement shall be made by the Borrower to the Collateral Agent without defense, set-off or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, the Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, and the other document to be delivered hereunder, and on all payments to be made by the Borrower hereunder (other than the Collateral Agent's income taxes) and all taxes payable in connection with or related to the Collateral.

12.       Miscellaneous. No provision of this Agreement may be amended, modified or waived in any respect without the written consent of the party sought to be charged therewith. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and shall not be assignable by any party. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without impairing the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall

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be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State. This Agreement supersedes any and all prior or contemporaneous oral discussions, proposals or agreements with respect to the subject matter hereof. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The Borrower shall at any time and from time to time upon the written request of any Secured Party, execute and deliver such further agreements, instruments and documents and do such further acts and things as such Secured Party may reasonably request in order to effect the purposes of this Agreement. The Collateral Agent agrees to report to the Borrower in due course all filing offices in which any financing statement or other lien or similar filing has been made.

13.       VENUE. THE PARTIES IRREVOCABLY CONSENT THAT ANY LEGAL ACTION OR PROCEEDING UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTES OR THE OTHER DOCUMENTS SHALL ONLY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO EXPRESSLY AND IRREVOCABLY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING. THE PARTIES ALSO IRREVOCABLY CONSENT TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO SUCH PARTY IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8 OF THIS AGREEMENT. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE PARTIES SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF DELAWARE.

14.       WAIVER OF RIGHT TO JURY TRIAL. IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, each of the parties has duly executed and delivered this Security Agreement as of the day and year first above written.

QMED, INC.

By:

Name: Jane A. Murray

Title: Chief Executive Officer

SECURED PARTIES:

John Gargana

Barry Levine

Michael W. Cox

COLLATERAL AGENT:

Michael W. Cox

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EXHIBIT A

EXCLUDED CONTRACTS

Disease Management Services Agreement, dated as of December 30, 2003, between United Healthcare Services, Inc. (“UHS”) and QMed, Inc., as amended by the First Amendment to Disease Management Services Agreement between UHS and QMed, Inc., dated as of December 2, 2005, and as amended by the Chronic Care Management and Physician Collaboration Agreement, dated as of April 3, 2006, between QMed, Inc. and UHS.

2007 OHMS/CVD Agreement, dated as of October 1, 2007, between SummaCare HealthPlan and QMed, Inc.

OHMS/CAD Agreement between Western Health Advantage, Inc. (“WHA”) and QMed, Inc., dated on or about March 1, 2004, as amended by the First Amendment to OHMS/CAD Agreement between WHA and QMed, Inc., dated June 1, 2004, as amended and reconfirmed by the Amendment and Delegation Agreement between WHA and QMed, dated July 1, 2005, as amended by the Amendment to OHMS/CAD Agreement between WHA and QMed, Inc., dated April 1, 2006, as amended by the Compensation and Quality Standards (Appendix 4 Version 2), dated July 3, 2006.

Notice of Award by Centers for Medicare & Medicaid Services (“CMS”) for Medicare Coordinated Care Demonstration for Coronary Artery Disease (cooperative agreement, No. 18-C-91352/2-01) with QMed, Inc., dated January 16, 2001, as amended by the letter, dated February 8, 2008, from CMS extending the cooperative agreement through June 30, 2010.

Software License and Maintenance Agreement with Pitney Bowes Inc. (Postage Machine)

Language Line Services, Inc. Agreement for Language Line Interpreter Services with QMed, Inc. (Translation Services)

Master Agreement between VGM Financial Services and QMed (Computer Financing)

Client Agreement between On Contact Software Corporation and QMed (Client Management Software)

Medical Data Files Licensing Agreement between Provistas, Incorporated and QMed, Inc. (Medical Data Files)

Customer Agreement between MessageLabs, Inc. and QMed, Inc., as amended by Customer Agreement Amendment between MessageLabs, Inc. and QMed, Inc. (Antivirus Spam Blocker)

Master Lease Agreement between NEC Financial Services, Inc. and QMed (Phone System Lease)

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Standard License Agreement between Medi-Span (a division of Wolters Kluwer Health, Inc.) and QMed (effective January 1, 2006), as amended by License Agreement Amendment between Medi-Span (a division of Wolters Kluwer Health, Inc.) and QMed (effective June 1, 2006), as amended by License Agreement Amendment between Medi-Span (a division of Wolters Kluwer Health, Inc.) and QMed (effective August 1, 2006), as amended by License Agreement Amendment between Medi-Span (a division of Wolters Kluwer Health, Inc.) and QMed (effective January 1, 2007)

IPR Master Service Agreement between IPR International, LLC and QMed (Back up facility and hosting site)

Master Lease Agreement between Dell Financial Services L.P. and QMed (Computer leases)

Lease Agreement between De Lage Landen Financial Services and QMed for Minolta Di850 Digital Copier with Booklet Finisher, LCC, dated May 31, 2005 (Copiers and fax lease)

Lease Agreement between De Lage Landen Financial Services and QMed for KonicaMinolta bh600 Digital Copier with Finisher and Controller, dated July 28, 2006 (Copiers and fax lease)

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